Exhibit 4.1

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# Series A Shares Series A Shares Certificate Shares Number * * 000000 ****************** * * * 000000 ***************** ZQ00000000 **** 000000 **************** Series A of ROX Financial LP ***** 000000 *************** ****** 000000 ************** FORMED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.MR.Alexander DavidSAMPLESample **** Mr. Alexander David&SampleMRS.**** Mr. AlexanderSAMPLEDavid Sample **** Mr. Alexander&David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderMR.David Sample SAMPLE**** Mr. Alexander David Sample ****&Mr. AlexanderMRS.David SampleSAMPLE**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****00***ZERO HUNDRED THOUSAND 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000 CITIES DESIGNATED BY THE TRANSFER 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****0000 AGENT, AVAILABLE ONLINE AT 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000ZERO HUNDRED AND ZERO*** www.computershare.com **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**S In accordance with Article IV of the Second Amended and Restated Agreement of Limited Partnership of ROX Financial LP, as amended, supplemented or restated from time to time (the Partnership Agreement), ROX Financial LP, a Delaware limited partnership (the Partnership), hereby certifies that the Holder named above is the registered owner of limited partner interests associated with Series A of the Partnership (the Series A Shares) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of the Partnership Certificate properly endorsed. The rights, preferences and limitations of the Series A Shares are set forth in, and this Certificate and the Series A Shares represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at and will be furnished without charge on delivery of written request to the Partnership at the principal office of the Partnership located at 250 Greenwich St, 10th Floor, New York, NY 10007. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement. This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent. This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware. DATED DD-MMM-YYYY OF ROX FIN A COUNTERSIGNED AND REGISTERED: A CORPORAT E N COMPUTERSHARE TRUST COMPANY, N.A. S C President of ROX Financial GP LLC E I TRANSFER AGENT AND REGISTRAR, I A the general partner of the Partnership R L E L S P 1/15/2020 D E L AWAR E Chief Legal Officer of ROX Financial GP LLC By the general partner of the Partnership AUTHORIZED SIGNATURE PO BOX 505006, Louisville, KY 40233-5006 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP/IDENTIFIER XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 00.1,000,000 Number of Shares 123456 DTC 12345678901234512345678 Certificate Numbers Num/No Denom. Total. 1234567890/1234567890 111 1234567890/1234567890 222 1234567890/1234567890 333 1234567890/1234567890 444 1234567890/1234567890 555 1234567890/1234567890 666 Total Transaction 7

.SERIES A OF ROX FINANCIAL LP THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF ROX FINANCIAL LP (THE “PARTNERSHIP”) (INCLUDING EACH SERIES THEREOF) THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE PARTNERSHIP, AS AMENDED) WOULD VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF THE PARTNERSHIP, AS AMENDED, OR THE APPLICABLE SERIES DESIGNATION ANNEXED THERETO. COPIES OF SUCH AGREEMENT AND SERIES DESIGNATION MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER OF THE PARTNERSHIP AT THE PRINCIPAL EXECUTIVE OFFICES OF THE PARTNERSHIP. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL TAX OWNERSHIP, CONSTRUCTIVE TAX OWNERSHIP AND TAX TRANSFER FOR THE PURPOSE OF THE MAINTENANCE AS A REAL ESTATE INVESTMENT TRUST (“REIT”) UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OF THE SERIES OF WHICH SUCH SHARES ARE PART. SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF ROX FINANCIAL LP, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “PARTNERSHIP AGREEMENT”): (A) NO PERSON MAY BENEFICIALLY OWN FOR TAX PURPOSES OR CONSTRUCTIVELY OWN FOR TAX PURPOSES IN EXCESS OF A 9.8% INTEREST IN A SERIES (DETERMINED BASED ON THE VALUE OR NUMBER OF SHARES OF SUCH SERIES, WHICHEVER IS MORE RESTRICTIVE), UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE SUCH EXCEPTED HOLDER’S EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (B) NO PERSON MAY BENEFICIALLY OWN FOR TAX PURPOSES OR CONSTRUCTIVELY OWN FOR TAX PURPOSES SHARES OF A SERIES THAT WOULD RESULT IN SUCH SERIES OF THE PARTNERSHIP BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THAT SERIES TO FAIL TO QUALIFY AS A REIT; AND (C) ANY TAX TRANSFER OF SHARES OF A SERIES THAT, IF EFFECTIVE, WOULD RESULT IN THE SHARES OF THAT SERIES BEING BENEFICIALLY OWNED BY FEWER THAN 100 PERSONS (BENEFICIAL OWNERSHIP FOR THIS PURPOSE DETERMINED UNDER THE PRINCIPLES OF SECTION 856(A)(5) OF THE CODE), TO THE FULLEST EXTENT PERMITTED BY LAW, SHALL BE VOID AB INITIO AS TO THE NUMBER OF THE SHARES OF THE SERIES (ROUNDED UP TO THE NEAREST WHOLE SHARE) THAT WOULD OTHERWISE BE BENEFICIALLY OWNED (BENEFICIAL OWNERSHIP FOR THIS PURPOSE DETERMINED UNDER THE PRINCIPLES OF SECTION 856(A)(5) OF THE CODE) BY THE INTENDED TAX TRANSFEREE, AND THE INTENDED TAX TRANSFEREE SHALL ACQUIRE NO RIGHTS IN SUCH SHARES . ANY PERSON WHO ACQUIRES BENEFICIAL TAX OWNERSHIP OR CONSTRUCTIVE TAX OWNERSHIP OR ATTEMPTS TO ACQUIRE BENEFICIAL TAX OWNERSHIP OR CONSTRUCTIVE TAX OWNERSHIP OF SHARES OF A SERIES THAT CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OWN FOR TAX PURPOSES OR CONSTRUCTIVELY OWN FOR TAX PURPOSES SHARES OF SUCH SERIES IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE GENERAL PARTNER OR, IN THE CASE OF SUCH A PROPOSED OR ATTEMPTED TRANSACTION, GIVE AT LEAST 15 DAYS’ PRIOR WRITTEN NOTICE TO THE GENERAL PARTNER. IF ANY OF THE RESTRICTIONS ON TAX TRANSFER OR OWNERSHIP SET FORTH ABOVE ARE VIOLATED, THE SHARES, OR A PORTION THEREOF, REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE EXCLUSIVE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES, AND THEN SOLD BY THE TRUSTEE OR REDEEMED BY THE PARTNERSHIP UPON THE TERMS AND CONDITIONS SPECIFIED IN THE PARTNERSHIP AGREEMENT. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TAX TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE ARE, TO THE FULLEST EXTENT PERMITTED BY LAW, VOID AB INITIO, UNLESS AN EXCEPTION WITH RESPECT TO SUCH TAX TRANSFER IS GRANTED BY THE GENERAL PARTNER IN ITS SOLE DISCRETION. TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE PARTNERSHIP AGREEMENT, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TAX TRANSFERS AND OWNERSHIP, WILL BE FURNISHED TO EACH SERIES RECORD HOLDER ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE PARTNERSHIP AT ITS PRINCIPAL OFFICE. (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Series A Shares evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint Attorney as its attorney-in-fact with full power of substitution to transfer the same on the books of Series A of ROX Financial LP. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Note: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular. without alteration, enlargement or change. No transfer of the Series A Shares evidenced hereby will be registered on the books of Series A, unless the Certificate evidencing the Series A Shares to be transferred is surrendered for registration or transfer. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.